SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2024

Nutriband, Inc.

Nevada	000-40854	81-1118176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 S. Orange Ave. Suite 1500 Orlando, Florida	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 377-6695

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTRB	The Nasdaq Stock Market LLC
Warrants	NTRBW	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2023 Annual Meeting of Stockholders was held on January 21, 2024, in Orlando, Florida. At the meeting two proposals were on the agenda for approval by the Company’s stockholders: election of six directors and ratification of the engagement of Sadler, Gibb & Associates, LLC as the Company’s independent audit firm for fiscal 2023. In addition, the non-binding “say on pay” vote on approval of executive compensation and the “say on frequency” vote on the frequency of the say on pay vote were voted on by the stockholders. The results of the stockholder votes on each of these proposals is set forth below.

At the 2023 Annual Meeting, the stockholders elected the six candidates nominated by the Company’s Board of Directors to serve as directors for one-year terms, each until his or her successor is duly elected and qualified.

The table below presents the results of the shareholder votes at the annual meeting on election of six directors, and of the votes as to ratification of the selection of the Company’s audit firm for 2023, and the votes on “say on pay” on executive compensation and “say on frequency” of the shareholder say on pay votes.:

Director Name	Total Votes For	Votes Withheld	Votes Against	Votes Abstain	Broker Non- Vote
Gareth Sheridan	5,299,587	46,785	-	-	400,979
Serguei Melnik	5,282,321	64,051	-	-	400,979
Mark Hamilton	5,235,220	111,152	-	-	400,979
Radu Bujoreanu	5,248,479	97,893	-	-	400,979
Stefani Mancas	5,303,429	42,943	-	-	400,979
Irina Gram	5,253,489	92,883	-	-	400,979

Proposal	Total Votes For	Votes Withheld	Votes Against	Votes Abstain	Broker Non- Vote
Ratify the Selection of Sadler, Gibb & Associates	5,720,198		27,097	56	-
Advisory Approval of Executive Compensation	5,299,717		46,012	637	400,985
Advisory Approval on Frequency of Exec Comp - 1 Yr	5,319,922	-	-	7,117	400,979
Advisory Approval on Frequency of Exec Comp - 2 Yr	1,334	-	-	-	400,979
Advisory Approval on Frequency of Exec Comp - 3 Yr	17,999	-	-	-	400,979

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NUTRIBAND, INC.

Date: January 25, 2024	By:	/s/ Gareth Sheridan
R: Gareth Sheridan
Chief Executive Officer

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